                                                 [Execution Copy]



                               Amendment No. 1

                          dated as of July 1, 1994

                                   to the

                          Reimbursement Agreement

                        dated as of November 1, 1992

                                  between

                          PUBLIC SERVICE COMPANY
                              OF NEW MEXICO

                                    and

                    CANADIAN IMPERIAL BANK OF COMMERCE,
                               NEW YORK AGENCY


                                 relating to

                          Pollution Control Revenue
                       Refunding Bonds, 1992 Series A
                    (Public Service Company of New Mexico
                             Palo Verde Project)

                         AMENDMENT NO. 1
                             to the
                     REIMBURSEMENT AGREEMENT

     THIS AMENDMENT NO. 1 (this "Amendment"), dated as of July 1, 1994, to the Reimbursement Agreement, dated as of November 1, 1992 (the "Existing Reimbursement Agreement"), between PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Company") and CANADIAN IMPERIAL OF COMMERCE, acting through its New York Agency (the "Bank"),

                      W I T N E S S E T H:

     WHEREAS, the Existing Reimbursement Agreement was executed by the Company and the Bank in connection with the issuance by the Bank of the Letter of Credit for the benefit of the Trustee in support of the Bonds;

     WHEREAS, the Existing Reimbursement Agreement incorporates by reference certain provisions of the U.S. $225,000,000 Amended and Restated Credit Agreement, dated as of March 8, 1991, among the Company, as borrower, Chemical Bank and Citibank N.A., as co-agents thereunder, and the banks named therein (the "Existing Credit Agreement");

     WHEREAS, the Existing Credit Agreement has been replaced by the U.S. $100,000,000 Revolving Credit Agreement, dated as of December 14, 1993, among the Company, as borrower, Chemical Bank and Citibank N.A., as co-agents thereunder, and the banks named therein (the "New Credit Agreement");

     WHEREAS, the parties wish to amend the Existing
Reimbursement Agreement to incorporate by reference certain provisions of the New Credit Agreement instead of provisions of the Existing Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Bank hereby agree as follows:

     SECTION 1.  Certain Definitions.  The following terms
(whether or not underscored) when used in this Amendment shall have the following meanings:

     "Amended Reimbursement Agreement" means the Existing
Reimbursement Agreement as amended by this Amendment.

     "Amendment" is defined in the preamble.

     "Bank" is defined in the preamble.

     "Company" is defined in the preamble.

     "Effective Date" is defined in Section 4.

     "Existing Credit Agreement" is defined in the second recital.

     "Existing Reimbursement Agreement" is defined in the preamble.

     "New Credit Agreement" is defined in the third recital.

     SECTION 2. Other Definitions. Terms for which meanings are provided in the Existing Reimbursement Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

     SECTION 3. Amendments to Existing Reimbursement Agreement. Effective on the Effective Date, the Existing Reimbursement Agreement is hereby amended in accordance with this Section 3. Except as expressly so amended, the Existing Reimbursement Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 3.1.  Section 1 (Definitions).  Section 1 of the
Existing Reimbursement Agreement is amended by amending and restating in its entirety the definition of "Credit Agreement" as follows:

          "'Credit Agreement' means the U.S.$100,000,000 Revolving Credit Agreement, dated as of December 14, 1993, among the Company, as borrower, Chemical Bank and Citibank N.A., as co-agents thereunder, and the banks named therein, as amended and in effect on the date of execution hereof but without regard to any subsequent amendment thereof."

     SECTION 3.2.  Section 16 (Covenants).  Section 16 of the
Existing Reimbursement Agreement is amended as follows:

          (a) The first sentence of clause (a) of Section 16 is amended and restated in its entirety as follows:

          "Except as may be otherwise provided in this Section 16, the Company will perform, comply with and be bound by, for the benefit of the Bank, each of its agreements, covenants and obligations contained in
          Article V of the Credit Agreement (other than Sections 5.01(a), 5.01(b), 5.01(c), 5.01(i) and 5.02(b)
          thereof), together with the related definitions not otherwise defined herein and ancillary provisions, as in effect on the date of execution hereof."

          (b) Clause (b)(i)(B) of Section 16 is amended and restated in its entirety as follows:

          "(B) a schedule in form satisfactory to the Bank of the computations used by the Company in determining compliance with the covenants contained in Sections
          5.01(h), 5.02(a), 5.02(c), 5.02(d) and 5.02(i) of the
          Credit Agreement"

          (c) Clause (b)(ii)(A) of Section 16 is amended and restated in its entirety as follows:

          "(A) a certificate of such accounting firm in substantially the form of Exhibit H to the Credit
          Agreement (with the schedules referred to therein attached thereto) addressed to the Bank, and"

     SECTION 3.3. Section 17 (Events of Default). Section 17 of the Existing Reimbursement Agreement is amended as follows:

          (a) Clause (c)(i) of Section 17 is amended and restated in its entirety to read as follows:

               "(i) the Company shall default in the observance or performance of any covenant incorporated in clause
          (a) of Section 16 by reference to Section 5.01(h) or 5.02(i) of the Credit Agreement, or contained in clause
          (b)(iii) of Section 16;"

          (b) Clause (c)(iii) of Section 17 is amended and restated in its entirety to read as follows:

               "(iii) the Company or any Designated Subsidiary shall default in the observance or performance of any covenant or agreement incorporated in clause (a) of
          Section 16 by reference to Section 5.01(g), 5.01(j), 5.01(k) or 5.01(l) of the Credit Agreement or contained in this Agreement, and such default shall remain unremedied for ten (10) days following delivery of notice from the Bank; or"

     SECTION 4. Effective Date. When all of the conditions set forth in Section 4.1 through Section 4.3 have been satisfied, this Amendment shall become effective as of July 1, 1994 (the "Effective Date") and thereafter shall be known, and may be referred to, as "Amendment No. 1 to the Reimbursement Agreement".

     SECTION 4.1.  Execution of Counterparts of this Amendment.
The Bank shall have received executed counterparts of this Amendment duly executed on behalf of the Company.

     SECTION 4.2.  Effectiveness of Credit Agreement.  The Credit
Agreement shall have been executed and delivered by the parties thereto, and shall have become effective in accordance with its terms.

     SECTION 4.3. Opinion of Special Counsel. The Bank shall have received the opinion of Keleher & McLeod, P.A., special counsel to the Company, substantially in the form of Exhibit A attached hereto.

     SECTION 4.4.  Representations and Warranties; No Default or
Event of Default.  On the Effective Date,

          (a)  the representations and warranties contained in
     Section 15 of the Reimbursement Agreement and each of the other Related Documents shall be true and correct on and as of the Effective Date as though made on such date, and the Bank shall have received a certificate signed by an Authorized Officer of the Company, dated the Effective Date, to that effect; and

          (b) no Default or Event of Default shall have occurred and be continuing, or would result from the execution and delivery of this Amendment, and the Bank shall have received a certificate signed by an Authorized Officer of the Company, dated as of the Effective Date, to that effect.

     SECTION 5.  References.  References in the Existing
Reimbursement Agreement shall hereinafter be deemed to be references to the Amended Reimbursement Agreement.

     SECTION 6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Section 30 of the Amended Reimbursement Agreement.

     SECTION 7. Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, and conditions of the Existing Reimbursement Agreement and each other Related Document shall remain unchanged and shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment of consent to or modification of any other term or provision of the Existing Reimbursement Agreement or of any term or provision of any other Related Document or of any transaction or further or future action on the part of the Company which would require the consent of the Bank under the Existing Reimbursement Agreement.

     SECTION 8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE
STATE OF NEW YORK.

     SECTION 9. Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Reimbursement Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   PUBLIC SERVICE COMPANY OF NEW
                                   MEXICO


                                   By __________________________
                                      Title:


                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, NEW YORK AGENCY


                                   By __________________________
                                     Title:


                                   By __________________________
                                     Title:

                                                        EXHIBIT A



           [FORM OF OPINION OF KELEHER & MCLEOD, P.A.,
           SPECIAL NEW MEXICO COUNSEL TO THE COMPANY]



                                   July 1, 1994




Canadian Imperial Bank
  of Commerce
New York Agency
425 Lexington Avenue
New York, New York  10017


Pollution Control Revenue
Refunding Bonds, 1992 Series A
(Public Service Company of New Mexico
  Palo Verde Project) (the "Bonds")



Ladies and Gentlemen:

     As New Mexico counsel to Public Service Company of New Mexico, a New Mexico corporation (the "Company"), and in connection with the issuance of the Bonds in 1992, we are familiar with the corporate records of the Company, including
(i) its Restated Articles of Incorporation and by-laws, as amended to date, and (ii) the corporate proceedings of the Board of Directors of the Company. We have examined the following:

          (a) the Reimbursement Agreement, dated as of November 1, 1992 (as amended and modified from time to time, the "Reimbursement Agreement"), and the Amendment No. 1 thereto, dated as of July 1, 1994 (the "Amendment"), between the Company and Canadian Imperial Bank of Commerce, acting through its New York Agency (the "Bank"); and

          (b)  the Pledge Agreement, dated as of November 1,
     1992, among the Company, First National Bank in Albuquerque, as Collateral Agent, and the Bank.

     The above-referenced documents are collectively referred to as the "Subject Documents". Capitalized terms not otherwise defined herein have the meanings specified in the Reimbursement
Agreement as amended by the Amendment.

     In this connection, we have also examined originals or photocopies or certified copies of such documents, corporate records, agreements and other instruments, and certificates of public officials and officers of the Company, as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, except with respect to instruments executed by the Company or any officer thereof, we have assumed the genuineness of all signatures (other than those of officers of the Company), the authenticity of all instruments submitted to us as originals and the conformity to authentic original instruments of all copies submitted to us as certified copies or photocopies. As to questions of fact material to our opinion, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company.

     Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

               (1) The execution, delivery and performance by the Company of the Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (a) the Company's Organic Documents or (b) any law, rule or regulation, or, to the best of our knowledge, any Contractual Obligation, court order or consent decree binding on or affecting the Company or any of its Designated Subsidiaries, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of their respective properties, except as contemplated by the Pledge Agreement.

          (2) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution and delivery by the Company of the Amendment, and for the performance by the Company of the Reimbursement Agreement as amended by the Amendment or the Pledge Agreement, other than New Mexico Public Utility Commission ("NMPUC") approvals relating to collateralization and refunding, each of which has been duly obtained and is in full force and effect, and an informational compliance filing relating to the Amendment which will be made with the NMPUC.

          (3) (a) The governing law clauses of the Amendment, the Reimbursement Agreement as amended by the Amendment and the Pledge Agreement, subjecting them to the law of the State of New York, are valid under the law of the State of New Mexico to the extent that they relate to substantive law and not to procedural or remedial matters.

               (b) Under the law of the State of New Mexico, the substantive law of the State of New York will be applied to agreements such as the Amendment, the Reimbursement Agreement as amended by the Amendment and the Pledge Agreement, except to the extent that any term of either such agreement or any provision of the law of the State of New York applicable to either such agreement violates an important public policy of the State of New Mexico.

               (c)  None of the terms of the Amendment, the
          Reimbursement Agreement as amended by the Amendment or the Pledge Agreement violates an important public policy of the State of New Mexico.

               (d)  Assuming that the Amendment, the
          Reimbursement Agreement as amended by the Amendment and the Pledge Agreement are legal, valid and binding under the law of the State of New York, each of them constitutes the legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its respective terms, the civil procedure of the State of New Mexico, and, subject to the opinions set forth in clauses (a), (b) and (c) of this paragraph (3), the applicable provisions of the chosen law of the State of New York.

          (4) After giving effect to the execution and delivery of the Amendment, the Bank continues to have a first priority perfected security interest in any Pledged Bond delivered to the Collateral Agent pursuant to and in accordance with the Pledge Agreement, and, so long as such Pledged Bond is in the possession of the Collateral Agent, no further action will be necessary to preserve, perfect or protect such security interest or the priority thereof. (For purposes of this paragraph (4), "Pledged Bond" shall have the meaning specified in the Pledge Agreement.)

     No opinion is expressed herein regarding the registration requirements under the Securities Act of 1933, as amended, with respect to the letter of credit issued by the Bank pursuant to the Reimbursement Agreement, as to which Mayer, Brown & Platt, counsel for the Bank, has previously delivered an opinion.

     We are members of the bar of the State of New Mexico and do not purport to be an expert on, or to render any opinion covering, the law of any jurisdiction other than the law of the State of New Mexico and the federal law of the United States.

     The opinion in paragraph (3) above is qualified to the extent that the binding effect and enforceability of the agreements and instruments referred to above are subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws in effect from time to time affecting the rights of creditors generally and to the extent that the enforceability thereof may be limited by the application of general principles of equity.

                                   Respectfully submitted,